N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 30, 2016

Item 1. REPORTS TO STOCKHOLDERS.

{Logo}

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Annual Report

December 30, 2016

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana (“Tax-Free Fund for MT”) and Viking Tax-Free Fund for North Dakota (“Tax-Free Fund for ND”) (each a “Fund”) for the year ended December 30, 2016. Each Fund’s portfolio and related financial statements are presented within for your review.

Economic Recap

U.S. Economic activity continued to expand at a moderate pace in the first quarter of 2016, despite global economic and financial developments, as noted by the Federal Open Market Committee’s ("FOMC" or "Committee") statement in mid-March. Strong job gains indicated that labor market conditions continued to improve. Household spending also increased in the first quarter. The FOMC’s statement in mid-June however, noted that the pace of improvement in the labor market had slowed while growth in economic activity continued to pick up. Although the unemployment rate declined, job gains diminished in the second quarter. Growth in household spending continued to strengthen and the housing sector continued to improve. The Committee expected that economic activity would continue to expand at a moderate pace and labor market indicators would strengthen, however, global economic and financial developments continued to pose risks, as the Brexit vote took over headlines with Britain electing to leave the European Union. Against that backdrop, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent in June.

The FOMC statement in mid-September noted that the labor market had continued to strengthen and growth of economic activity had picked up from the modest pace seen in the first half of the year. Although the unemployment rate was little changed, job gains had been solid and household spending had been growing strongly. The Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent. The Committee judged that the case for an increase in the federal funds rate had strengthened but decided, for the time being, to wait for further evidence of continued progress. In the mid-December statement the FOMC believed that the continued strength in the labor market and continued growth of economic activity since mid-year justified an increase in the federal funds rate to 1/2 to 3/4 percent. The Committee expected that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will strengthen somewhat further. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.

Municipal Bond Market Recap

It was the tale of two halves for the municipal market in 2016. A favorable supply/demand dynamic and investors seeking stability propelled municipal bonds to a strong start in the first half of 2016. Municipal bonds continued their strong performance from 2015, posting back to back quarters of positive returns to start the year. Investors sought safety in municipal bonds even as municipal and treasury yields moved lower, while central banks around the world continued to try and stimulate growth by keeping short-term rates at or around zero. Other contributing factors to the rally during the first half of the year were the United Kingdom’s vote to leave the European Union and possible ripple effects, fears of slowing worldwide economic growth, and many analysts forecasting a lower probability of multiple rate hikes from the FOMC in 2016. Yields fell throughout the curve during the first half of the year, falling 57 basis points on the 10 year AAA GO, and 66 and 80 basis points on the 20 and 30 year AAA GO, respectively.

Returns were negative for the municipal bond market in the second half of the year, breaking a streak of four consecutive quarters of positive returns and posting two consecutive quarters of negative returns to finish the year. Interest rates rose throughout the yield curve in the third quarter as the labor market continued to strengthen and economic activity picked up from the first half of the year. Rates continued to rise in October and more drastically in November on the heels of the Presidential Election, prospects of a higher growth rate for the economy and the possibility of tax reform from a new administration and unified government. November was the municipal market's worst performance month since the 2008 financial crisis. However, the market did get a bit of a reprieve in December as bond prices recovered some of the prior months losses. Yields increased throughout the curve in the second half of the year, up 96 basis points on the 10 year AAA GO, and 101 and 102 basis points on the 20 and 30 year AAA GO, respectively. The dramatic increase in rates in the second half of the year erased all first half gains in the Funds, and resulted in slightly negative returns for the year.

Over the course of the year, the Portfolio Team continued to maintain a shorter maturity structure than in past years and also made a concerted effort to purchase bonds with higher coupons when possible.

Fund Performance and Outlook

Tax-Free Fund for MT and Tax-Free Fund for ND provided a total return for Class A of -0.43%* and -0.08%*, respectively (at net asset value with distributions reinvested) for the year ended December 30, 2016 compared to the Funds’ benchmark, the Barclays Capital Municipal Bond Index which returned 0.25% and the Morningstar Muni Single State Intermediate Category which returned -0.28%.

Despite the continued relative scarcity of Montana and North Dakota municipal bonds throughout the period, each Fund was able to obtain an adequate supply of investment grade bonds of various maturities. Each Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Although we refrain from making large bets on the direction of rates, we have taken the opportunity to shorten the Funds’ maturity structures over the last few years in anticipation of an eventual rise in rates. A shorter maturity structure should provide a somewhat greater degree of stability of each Fund’s share price should muni prices become volatile. The highest level of current income that is exempt from federal and each Fund’s state income taxes and is consistent with preservation of capital remains the investment objective of each Fund.

The current 3.8% Medicare surtax on investment income established by the Patient Protection and Affordable Care Act (municipals are exempt) combined with higher marginal tax rates at the federal and state levels boost the appeal of tax-exempt income. The federal marginal tax rate for taxpayers with adjusted gross incomes of $415,051 ($466,951 for married filing jointly) is 39.6%. The after-tax yield of a 10-year U.S. Treasury Note yielding 2.44% falls to approximately 1.38% at the 39.6% federal tax rate plus the 3.8% Medicare surtax.

Finally, we recommend that shareholders view their investment as long-term. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it’s the long-term investors that may be rewarded with the long-term benefits of tax-free income and relatively low volatility that muni bonds have provided for decades.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Tax-Free Fund for MT Class A and I and Tax-Free Fund for ND Class A and I, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.16%, 0.92%, 1.27% and 1.05%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%, 0.73%, 0.98% and 0.73%, respectively. The Funds’ investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2017 for Class A and through April 29, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98%, 0.73%, 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to contract expiration date with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state. For investors subject to the alternative minimum tax, a portion of the Fund’s dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Class A without Sales Charge	Class A with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/29/06	$10,000	$9,748	$10,000
12/31/07	$10,296	$10,037	$10,337
12/31/08	$9,816	$9,569	$10,081
12/31/09	$10,991	$10,714	$11,383
12/31/10	$11,204	$10,921	$11,653
12/30/11	$12,488	$12,173	$12,899
12/31/12	$13,104	$12,774	$13,771
12/31/13	$12,606	$12,289	$13,418
12/31/14	$13,499	$13,159	$14,633
12/31/15	$13,932	$13,581	$15,116
12/30/16	$13,872	$13,522	$15,153

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-0.43%	3.24%	2.12%	3.33%	3.87%
Class A With sales charge (2.50%)	-2.89%	2.38%	1.62%	3.06%	3.72%
Class I Without sales charge	N/A	N/A	N/A	N/A	-3.32%
* August 3,1999 for Class A; August 1, 2016 Class I

The total annual fund operating expense ratio for Class A and I (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.16% and 0.92%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2017 for Class A and through April 29, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to contract expiration date with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Class A without Sales Charge	Class A with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/29/06	$10,000	$9,752	$10,000
12/31/07	$10,277	$10,022	$10,337
12/31/08	$9,775	$9,533	$10,081
12/31/09	$11,121	$10,845	$11,383
12/31/10	$11,286	$11,006	$11,653
12/30/11	$12,495	$12,185	$12,899
12/31/12	$13,056	$12,732	$13,771
12/31/13	$12,560	$12,248	$13,418
12/31/14	$13,493	$13,158	$14,633
12/31/15	$13,956	$13,610	$15,116
12/30/16	$13,945	$13,599	$15,153

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-0.08%	3.55%	2.22%	3.38%	4.00%
Class A With sales charge (2.50%)	-2.59%	2.69%	1.70%	3.12%	3.84%
Class I Without sales charge	N/A	N/A	N/A	N/A	-3.11%
* August 3,1999 for Class A; August 1, 2016 Class I

The total annual fund operating expense ratio for Class A and I (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.27% and 1.05%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2017 for Class A and through April 29, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to contract expiration date with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

PORTFOLIO MARKET SECTORS December 30, 2016

General Obligation	35.4%
Health Care	22.0%
Housing	10.8%
Other Revenue	10.4%
Education	8.9%
Transportation	7.2%
Utilities	3.1%
Cash Equivalents and Other	2.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (97.8%)

Education (8.9%)
Gallatin Cnty MT Sch Dist #44 Belgrade GO 3.500% 06/15/28	$575,000	$602,686
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	771,455
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/23	250,000	285,885
*MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/25	2,000,000	2,179,260
MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/26	1,145,000	1,231,596
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/25	500,000	543,975
MT St Brd Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/25	500,000	584,470
MT St Brd Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/30	240,000	274,884
Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	65,000	65,774
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 05/15/19	275,000	288,153
		6,828,138
General Obligation (35.4%)
Beaverhead Cnty MT Sch Dist #10 Ref GO 4.000% 06/15/31	580,000	635,077
Bozeman MT 4.000% 07/01/28	540,000	603,499
Butte Silver Bow City & Cnty GO 3.250% 07/01/22	765,000	765,926
Butte-Silver Bow MT GO 4.000% 07/01/26	115,000	128,066
Butte-Silver Bow MT GO 4.000% 07/01/28	215,000	236,203
Butte-Silver Bow MT GO 4.000% 07/01/30	225,000	242,226
Butte-Silver Bow MT GO 4.000% 07/01/32	240,000	254,107
Butte-Silver Bow MT GO 4.500% 07/01/34	850,000	936,258
Gallatin Cnty, MT Ref GO 3.000% 07/01/27	675,000	703,958
Gallatin Cnty, MT Ref GO 3.000% 07/01/29	500,000	506,820
Gallatin Cnty MT High Sch Dist #44 Belgrade GO 4.000% 06/01/35	700,000	726,670
Gallatin Cnty MT High Sch Dist #44 Belgrade GO 4.000% 06/01/36	640,000	662,739
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.500% 07/01/23	555,000	591,158
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.750% 07/01/24	645,000	687,306
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 4.000% 07/01/25	420,000	450,479
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg GO 4.000% 12/01/32	915,000	992,363
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg GO 4.000% 12/01/33	515,000	555,870
Gallatin Cnty MT Sch Dist #27 GO 4.250% 06/15/26	415,000	466,087
Gallatin Cnty MT High Sch Dist No 3 (Manhattan) GO 4.000% 07/01/29	410,000	456,769
Gallatin Cnty MT Sch Dist No 3 (Manhattan) GO 4.000% 07/01/29	385,000	428,917
Gallatin Cnty MT Sch Dist No 3 (Manhattan) GO 4.000% 07/01/35	485,000	521,719
Meagher Cnty MT Sch Dist #8 (White Sulphur Springs) GO 4.000% 07/01/28	475,000	527,701
Missoula Cnty MT GO 5.000% 07/01/30	490,000	583,668
Missoula Cnty MT GO 5.000% 07/01/31	445,000	527,405
Missoula Cnty MT GO 4.000% 07/01/33	400,000	428,068
Missoula Cnty MT GO 4.000% 07/01/35	250,000	263,128
Missoula Cnty MT High School Dist #1 GO 4.000% 07/01/32	275,000	294,646
#Missoula Cnty MT Sch Dist #4 (Hellgate) GO 5.000% 06/15/28	500,000	584,990
#Missoula Cnty MT Sch Dist #4 (Hellgate) GO 5.000% 06/15/29	500,000	580,800
#Missoula Cnty MT Sch Dist #4 (Hellgate) GO 5.000% 06/15/30	500,000	577,650
Missoula, MT Ref-Ser A 4.000% 07/01/26	350,000	394,842
Missoula, MT Ref-Ser A 4.000% 07/01/31	250,000	269,220
Missoula Cnty MT Elem Sch Dis #1 (Missoula) GO 4.000% 07/01/31	750,000	810,960
Missoula Cnty MT Elem Sch Dis #1 (Missoula) GO 4.000% 07/01/32	1,200,000	1,290,852
Missoula Cnty MT Elem Sch Dis #1 (Missoula) GO 4.000% 07/01/33	750,000	798,188
Montana St Ref-Long Range Bldg-Ser C 4.000% 08/01/23	385,000	437,837
Montana St Ref-Long Range Bldg-Ser C 4.000% 08/01/26	855,000	958,258
Montana St Ref-Long Range Bldg-Ser C 4.000% 08/01/27	480,000	530,971
Ravalli Cnty MT GO 4.250% 07/01/27	150,000	154,946
Ravalli Cnty MT GO 4.350% 07/01/28	155,000	161,454
Ravalli Cnty MT GO 4.400% 07/01/29	165,000	171,641
Ravalli Cnty MT GO 4.250% 07/01/30	755,000	813,241
Valley Cnty MT Sch Dist #1-A (Glasgow) GO 4.250% 07/01/31	450,000	498,983
Yellowstone Cnty MT Sch Dist #2 Billings Sch Bldg GO 5.000% 06/15/24	500,000	603,255
Yellowstone Cnty MT Sch Dist #2 Billings Sch Bldg GO 5.000% 06/15/26	515,000	612,680
Yellowstone Cnty MT Sch Dist #2 Billings Sch Bldg GO 5.000% 06/15/27	1,000,000	1,182,820
Yellowstone Cnty MT Sch Dist #2 Billings Sch Bldg GO 5.000% 06/15/31	350,000	407,414
Yellowstone Cnty MT Sch Dist #2 Billings Sch Bldg GO 5.000% 06/15/32	435,000	504,422
Yellowstone Cnty MT Sch Dist #26 Ref GO 3.000% 07/01/26	300,000	308,538
Yellowstone Cnty MT Sch Dist #26 Ref GO 3.000% 07/01/27	325,000	332,576
		27,163,371
Health Care (22.0%)
MT Fac Fin Auth Health Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	251,620
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	120,010
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	600,066
MT Fac Fin Auth Glendive Med Ctr 4.500% 07/01/23	250,000	258,790
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.500% 07/01/23	1,025,000	1,105,647
*MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.650% 07/01/24	1,365,000	1,469,354
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.750% 07/01/25	380,000	408,614
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.250% 06/01/30	660,000	745,932
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.125% 06/01/26	1,000,000	1,126,030
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	150,015
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	275,028
MT Fac Fin Auth Sisters of Charity Leavenworth 4.750% 01/01/40	705,000	737,902
MT Fac Fin Auth Sisters of Charity Leavenworth 4.500% 01/01/24	1,000,000	1,055,420
MT Fac Fin Auth Sisters of Charity Leavenworth 5.000% 01/01/24	400,000	431,036
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.500% 01/01/25	575,000	656,800
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.750% 01/01/31	815,000	938,774
MT Fac Fin Auth Hlth Fac Bozeman Deaconess Hlth SVCS-Ser A 5.000% 06/01/28	1,015,000	1,156,207
MT Fac Fin Auth Hlth Fac Bozeman Deaconess Hlth SVCS-Ser C 5.000% 06/01/29	915,000	1,039,358
MT St Health Fac Auth Health Care Rev (St Hosp) 5.000% 06/01/22	1,100,000	1,100,935
MT St Health Fac Auth Health Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	155,000	155,085
MT St Health Fac Auth Health Care Rev (Marcus Daly Mem) 6.000% 08/01/20	790,000	790,205
Yellowstone Cnty MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,284,450
Yellowstone Cnty MT Health Care Lease Rev 5.250% 09/01/34	245,000	251,978
Yellowstone Cnty MT Health Care Lease Rev 4.000% 10/01/29	710,000	764,223
		16,873,479
Housing (10.8%)
MT Brd of Hsg Single Family Program 2.650% 06/01/21	140,000	139,112
MT Brd of Hsg Single Family Program 2.650% 12/01/21	300,000	299,127
MT Brd of Hsg Single Family Program 3.000% 06/01/23	175,000	174,718
MT Brd of Hsg Single Family Program 3.000% 12/01/23	85,000	84,854
MT Brd of Hsg Single Family Program 3.150% 06/01/24	350,000	349,223
MT Brd of Hsg Single Family Program 3.150% 12/01/24	125,000	124,620
MT Brd of Hsg Single Family Program 3.350% 06/01/25	150,000	149,927
MT St Brd of Hsg SF MTGE Program-Ser B-2 3.875% 12/01/23	215,000	227,745
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.050% 06/01/24	185,000	196,222
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.050% 12/01/24	530,000	561,201
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.650% 12/01/28	305,000	330,056
MT Brd of Hsg Single Family Mtg Ser B 4.750% 12/01/27	35,000	35,039
MT Brd of Hsg Single Family Program 5.050% 12/01/24	30,000	30,628
MT Brd of Hsg Single Family Program 5.300% 12/01/29	145,000	148,413
*MT Brd of Hsg Single Family Homeownership-A 4.700% 12/01/26	860,000	899,551
MT St Brd Hsg Single Family Homeownership-A 4.850% 06/01/28	405,000	422,172
MT Brd of Hsg AMT-Single Familiy Homeownership 3.850% 06/01/19	525,000	540,398
MT St Brd of Hsg Single Family Homeownership 2.650% 06/01/19	165,000	167,360
MT St Brd of Hsg Single Family Homeownership 2.900% 06/01/20	160,000	161,808
MT St Brd of Hsg Single Family Homeownership 3.100% 06/01/21	415,000	416,814
MT St Brd of Hsg SF Mtg Ser B-1 4.000% 12/01/38	2,800,000	2,807,000
		8,265,988
Other Revenue (10.4%)
Anaconda-Deer Lodge Cnty MT (Mill Creek Project) 4.125% 07/01/29	280,000	279,723
Billings MT Spl Impt Dist No 1369 & 1391 5.500% 07/01/26	300,000	314,217
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.550% 07/01/20	65,000	64,470
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.700% 07/01/21	70,000	69,092
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.800% 07/01/22	70,000	68,953
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/17	315,000	317,567
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/18	405,000	411,111
Billings MT Tax Increment Urban Renewal Ref 4.375% 07/01/29	490,000	497,232
Billings MT Tax Increment Urban Renewal Ref 5.000% 07/01/33	900,000	921,060
Bozeman MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	208,660
Butte Silver Bow MT City & Cnty Tax Increment 5.000% 07/01/21	600,000	646,896
Gallatin Cnty MT Rural Impt Dist No 396 5.500% 07/01/25	600,000	607,338
Gallatin Cnty MT Rural Impt Dist No 396 6.000% 07/01/30	1,000,000	1,012,200
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 07/01/29	275,000	291,522
Helena MT Ctfs Partn 4.625% 01/01/24	270,000	287,963
Helena MT Ctfs Partn 5.000% 01/01/29	175,000	187,938
Missoula MT Pkg Commission Ref 4.000% 10/01/26	835,000	899,170
Missoula MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	130,489
MT St Health Fac Auth Health Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	80,000	80,044
MT Health Facs Auth (Boyd Andrew Prj) Pre-Release Ctr 6.300% 10/01/20	655,000	655,648
		7,951,293
Transportation (7.2%)
Billings MT Arpt Rev 4.500% 07/01/18	800,000	824,824
Billings MT Arpt Rev 4.750% 07/01/19	350,000	369,506
Billings MT Arpt Rev 5.000% 07/01/20	235,000	251,361
Madison Cnty MT Rural Impt Dist 5.500% 07/01/25	770,000	779,648
*Madison Cnty MT Rural Impt Dist 6.000% 07/01/30	1,000,000	1,012,200
Missoula MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	201,774
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	212,550
Missoula MT Spl Impt Dists #540 4.600% 07/01/24	100,000	100,456
Missoula MT Spl Impt Dists #540 4.600% 07/01/25	105,000	105,659
Missoula MT Spl Impt Dists #541 5.400% 07/01/29	370,000	389,928
Missoula MT Spl Impt Dists #548 4.000% 07/01/19	190,000	194,913
Missoula MT Spl Impt Dists #548 4.625% 07/01/23	240,000	248,263
Missoula MT Spl Impt Dists #548 5.250% 07/01/27	240,000	250,910
Missoula MT Spl Impt Dists #548 5.500% 07/01/31	235,000	245,244
MT St Dept of Transportation Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	369,320
		5,556,556
Utilities (3.1%)
Billings MT Storm Swr Revenue 4.000% 07/01/25	215,000	235,797
Billings MT Storm Swr Revenue 4.000% 07/01/26	225,000	244,291
Billings MT Storm Swr Revenue 4.000% 07/01/28	250,000	272,950
Billings MT Storm Swr Revenue 4.000% 07/01/29	250,000	269,513
Dillon MT Wtr & Swr Sys Rev 4.000% 07/01/33	250,000	269,220
Forsyth MT Pollution Ctl Rev Portland Gen Elec 5.000% 05/01/33	1,000,000	1,096,900
		2,388,671

TOTAL MUNICPAL BONDS (COST: $73,762,184)		$75,027,496

OTHER ASSETS LESS LIABILITIES (2.2%)		1,663,366

NET ASSETS (100.0%)		$76,690,862

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued purchases.

#	When-issued purchase as of December 30, 2016

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PORTFOLIO MARKET SECTORS December 30, 2016

General Obligation	22.6%
Health Care	17.2%
Other Revenue	16.3%
Education	16.2%
Housing	11.6%
Utilities	8.8%
Transportation	6.0%
Cash Equivalents and Other	1.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (98.7%)

Education (16.2%)
Barnes Cnty ND North Public Sch Dist Bldg Auth Lease Rev 4.000% 05/01/22	$250,000	$263,237
Fargo ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 05/01/20	250,000	251,985
ND St Brd Higher Ed ND St Univ Hsg & Aux - Facs 4.000% 04/01/25	415,000	462,522
Univ of ND Hsg & Aux Facs Rev - Series 2014 4.000% 04/01/28	365,000	393,550
ND St Brd Higher Ed Rev UND Hsg & Aux 4.000% 04/01/26	435,000	470,370
ND St Brd Higher Ed Rev Hsg & Aux 4.000% 04/01/33	500,000	517,215
ND State Board of Hgr Educ (MSU) Facs Rev Ref 3.000% 08/01/26	265,000	270,671
ND State Board of Hgr Educ (MSU) Facs Rev Ref 3.000% 08/01/27	275,000	275,473
ND State Board of Hgr Educ (MSU) Facs Rev Ref 3.250% 08/01/28	280,000	284,900
ND State Board of Hgr Educ (MSU) Facs Rev Ref 3.250% 08/01/29	290,000	290,838
ND St Brd Higher Ed (ND St Univ Hsg & Aux Facs) 5.000% 04/01/27	250,000	252,532
ND St Brd Higher Ed 5.000% 04/01/25	160,000	170,635
Univ of ND Hsg & Aux Facs Ref Rev 5.000% 04/01/24	250,000	282,412
		4,186,340
General Obligation (22.6%)
Bismarck ND Ref & Impt Ser H 3.000% 05/01/23	500,000	518,395
Bismarck ND Public Sch Dist #1 Sch Bldg 4.000% 05/01/26	750,000	812,737
Dickinson ND Public School District #1 4.000% 08/01/34	400,000	416,668
Fargo ND GO Ref & Impt- Ser B 5.000% 05/01/26	400,000	474,032
Fargo ND Ref & Impt - Ser A 4.000% 05/01/23	300,000	324,573
Grand Forks ND Pub Bldg 4.625% 12/01/26	350,000	361,484
Mandan Public Schools District # 1 3.125% 08/01/24	200,000	209,240
Maple-Steele ND Jt Wtr Res Dist GO 4.000% 05/01/30	250,000	245,420
Minot ND Arpt Rev Amt - Set D 3.500% 10/01/25	570,000	597,143
Minot ND Arpt Rev Amt - Set D 4.000% 10/01/28	355,000	371,699
Minot ND Arpt Rev GO AMT-Ser E 3.500% 10/01/31	500,000	475,805
Minot ND Wtr & Swr Util Rev 5.250% 10/01/22	200,000	205,914
Minot ND Wtr & Swr Util Rev 5.375% 10/01/23	250,000	257,475
*West Fargo ND Pub Sch Dist No 6 4.000% 05/01/23	500,000	542,690
		5,813,275
Health Care (17.2%)
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 5.000% 07/01/22	300,000	349,476
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 4.500% 07/01/32	250,000	283,315
Burleigh Cnty ND Health Care Rev St Alexius Med Ctr Proj - Ser A 5.000% 07/01/35	500,000	568,430
Burleigh Cnty ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	125,014
Fargo ND Health Sys 5.500% 11/01/20	500,000	570,015
Fargo ND Health Sys 6.000% 11/01/28	500,000	577,910
Grand Forks ND Hlth Care Sys Rev Altru Hlth Sys 5.000% 12/01/22	500,000	558,035
Grand Forks ND Hlth Care Sys Rev Altru Hlth Sys 4.000% 12/01/27	400,000	408,560
Grand Forks ND Hlth Care Sys Rev Altru Hlth Sys 5.000% 12/01/32	250,000	264,082
Grand Forks ND Nursing Fac 7.250% 11/01/29	300,000	315,150
Grand Forks ND Senior Hsg & Nur Fac Rev Ref-Vly Homes Oblig Group-Ser A 5.125% 12/01/2025	250,000	261,015
Langdon ND Health Care Facs Rev Cavalier Cnty Mem Hosp PJ 6.200% 01/01/25	155,000	155,014
		4,436,016
Housing (11.6%)
ND St Hsg Fin Agy Rev Home Mtg Fin Prog Ser B 3.650% 01/01/20	95,000	99,344
ND Pub Fin Auth McVille & Drayton Obl Grp 4.500% 06/01/26	400,000	435,012
ND St Hsg Fin Agy 2.900% 07/01/20	300,000	305,958
ND St Hsg Fin Agy 3.050% 07/01/21	150,000	152,405
*ND St Hsg Fin Agy 3.350% 07/01/21	785,000	822,468
*ND St Hsg Fin Agy 3.100% 01/01/26	1,165,000	1,171,978
		2,987,165
Other Revenue (16.3%)
Bismarck ND Park Dist Park Facs Gross Revs 3.500% 04/01/25	280,000	288,697
Bismarck ND Park Dist Park Facs Gross Revs 3.650% 04/01/27	295,000	302,817
Burleigh & Morton Cnty Sales Tax Rev Ser A 4.000% 11/01/32	400,000	411,128
Grand Forks ND Sales Tax Revenue Ref- Alerus Proj-Ser D 5.000% 12/15/28	250,000	290,583
Jamestown ND Park Dist Sales Tax Rev Two Rivers Activity Center Ser A 4.000% 07/01/33	345,000	351,724
Mandan, ND Park Facs Sales Tax Rev 4.000% 09/01/34	500,000	504,250
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	150,368
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/31	240,000	240,461
ND Pub Fin Auth St Revolving FD 5.500% 10/01/27	250,000	268,765
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	218,872
ND Pub Fin Auth 4.000% 06/01/30	400,000	419,964
ND Pub Fin Auth Capital Financing Prog Ser A 4.000% 06/01/28	265,000	284,478
ND Pub Fin Auth Capital Financing Prog Ser 2015C 5.000% 06/01/28	130,000	150,346
*Ward Cnty ND Sales Tax Rev 3.000% 04/01/22	300,000	308,319
		4,190,772
Transportation (6.0%)
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	370,104
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	534,400
*Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.500% 06/01/28	600,000	640,476
		1,544,980
Utilities (8.8%)
Bismarck ND Wtr Revenue 3.000% 04/01/21	495,000	511,236
Bismarck ND Wtr Revenue 3.625% 04/01/25	675,000	694,994
Bismarck ND Wtr Revenue 3.750% 04/01/26	265,000	272,704
*Mclean Cnty ND Solid Waste Facs Rev Great River Energy Proj 4.875% 07/01/26	750,000	795,653
		2,274,587

TOTAL MUNICIPAL BONDS (COST: $24,537,623)		$25,433,135

OTHER ASSETS LESS LIABILITIES (1.3%)		338,122

NET ASSETS (100.0%)		$25,771,257

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 30, 2016

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
ASSETS
Investments in securities, at value (cost: $73,762,184 and $24,537,623, respectively)	$75,027,496	$25,433,135
Cash	3,030,453	146,018
Receivable for Fund shares sold	12,000	0
Accrued interest receivable	981,986	250,735
Prepaid expenses	6,462	4,275
Total assets	$79,058,397	$25,834,163

LIABILITIES
Payable for securities purchased	$1,706,255	$0
Payable for Fund shares redeemed	544,432	28,444
Dividends payable	52,667	13,103
Payable to affiliates	59,433	19,335
Accrued expenses	4,748	2,024
Total liabilities	$2,367,535	$62,906

NET ASSETS	$76,690,862	$25,771,257

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$77,869,133	$25,778,918
Accumulated undistributed net realized gain (loss) on investments	(2,447,126)	(909,334)
Accumulated undistributed net investment income (loss)	3,543	6,161
Unrealized appreciation (depreciation) on investments	1,265,312	895,512

NET ASSETS	$76,690,862	$25,771,257

Net Assets - Class A	$75,870,251	$25,384,849
Net Assets - Class I	$820,611	$386,408
Shares outstanding - Class A	7,626,650	2,489,332
Shares outstanding - Class I	82,464	37,891
Net asset value per share - Class A*	$9.95	$10.20
Net asset value per share - Class I	$9.95	$10.20
Public offering price - Class A (sales charge of 2.50%)	$10.20	$10.46

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 30, 2016

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INVESTMENT INCOME
Interest	$2,737,700	$935,336
Dividends	1,237	342
Total investment income	$2,738,937	$935,678

EXPENSES
Investment advisory fees	$379,334	$133,125
Distribution (12b-1) fees - Class A	189,240	66,267
Transfer agent fees	106,074	38,885
Administrative service fees	135,180	66,242
Professional fees	19,284	8,465
Reports to shareholders	2,776	1,444
License, fees, and registrations	4,601	6,025
Audit fees	12,235	4,065
Trustees’ fees	7,655	2,720
Transfer agent out-of-pockets	4,756	2,622
Custodian fees	7,975	2,847
Legal fees	11,040	3,859
Insurance expense	1,948	705
Total expenses	$882,098	$337,271
Less expenses waived or reimbursed (See Note 7)	(139,017)	(76,650)
Total net expenses	$743,081	$260,621

NET INVESTMENT INCOME (LOSS)	$1,995,856	$675,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(551,409)	$(127,251)
Net change in unrealized appreciation (depreciation) of investments	(2,002,888)	(578,191)
Net realized and unrealized gain (loss) on investments	$(2,554,297)	$(705,442)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(558,441)	$(30,385)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 30, 2016

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,995,856	$675,057
Net realized gain (loss) from investment transactions	(551,409)	(127,251)
Net change in unrealized appreciation (depreciation) on investments	(2,002,888)	(578,191)
Net increase (decrease) in net assets resulting from operations	$(558,441)	$(30,385)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,990,381)	$(670,541)
Net investment income - Class I*	(4,734)	(3,295)
Total distributions	$(1,995,115)	$(673,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$18,045,397	$3,944,247
Proceeds from sale of shares - Class I*	848,581	409,022
Proceeds from reinvested dividends - Class A	1,327,137	524,042
Proceeds from reinvested dividends - Class I*	4,633	2,349
Cost of shares redeemed - Class A	(10,782,950)	(4,439,248)
Cost of shares redeemed - Class I*	(9,529)	(9,559)
Net increase (decrease) in net assets resulting from capital share transactions	$9,433,269	$430,853

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,879,713	$(273,368)
NET ASSETS, BEGINNING OF PERIOD	$69,811,149	$26,044,625
NET ASSETS, END OF PERIOD	$76,690,862	$25,771,257

Accumulated undistributed net investment income	$3,543	$6,161

* Class I operations commenced on August 1, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2015

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,954,468	$664,470
Net realized gain (loss) from investment transactions	27,180	9,697
Net change in unrealized appreciation (depreciation) on investments	154,113	179,645
Net increase (decrease) in net assets resulting from operations	$2,135,761	$853,812

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,953,771)	$(663,307)
Total distributions	$(1,953,771)	$(663,307)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$7,897,182	$2,914,653
Proceeds from reinvested dividends	1,275,181	513,938
Cost of shares redeemed	(7,607,216)	(3,023,576)
Net increase (decrease) in net assets resulting from capital share transactions	$1,565,147	$405,015

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,747,137	$595,520
NET ASSETS, BEGINNING OF PERIOD	$68,064,012	$25,449,105
NET ASSETS, END OF PERIOD	$69,811,149	$26,044,625

Accumulated undistributed net investment income	$2,976	$4,941

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the “Trust”) was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of two series (the “Funds”).

The Viking Tax-Free Fund for Montana (“Tax-Free Fund for MT”) and Viking Tax-Free Fund for North Dakota (“Tax-Free Fund for ND”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital.

Each Fund in the Trust currently offers both Class A and Class I shares. Class I share operations commenced on August 1, 2016. Tax-Free Fund for MT Class A and Tax-Free Fund for North Dakota Class A are sold with an initial sales charge of 2.50% and a distribution fee of up to 0.25% on an annual basis. Class I shares are sold without sales charge or distribution fee. The two classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued at fair value using a matrix system as determined by the Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a readily available market for the securities existed. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Funds identify securities to be segregated by the custodian in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized over the lives of the respective securities for financial reporting purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of market discount. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of December 30, 2016:

		Level 1	Level 2	Level 3	Total
Tax-Free Fund for MT	Municipal Bonds	0	75,027,496	0	75,027,496
	Total	$0	$75,027,496	$0	$75,027,496

Tax-Free Fund for ND	Municipal Bonds	0	25,433,135	0	25,433,135
	Total	$0	$25,433,135	$0	$25,433,135

Please refer to the Schedule of Investments for sector classification. The Funds did not hold any Level 3 assets during the year ended December 30, 2016. There were no transfers into or out of Level 1 or Level 2 during the year ended December 30, 2016. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 30, 2016.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 30, 2016, were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Purchases	$22,682,045	$4,171,190
Sales	$12,191,185	$3,453,516

NOTE 5: Capital Share Transactions

Year Ended 12/30/16:	Tax-Free	Tax-Free
Class A	Fund for MT	Fund for ND
Shares sold	1,749,393	374,263
Shares issued from reinvestments	129,262	49,843
Shares redeemed	(1,058,209)	(422,651)
Net increase (decrease)	820,446	1,455
Class I*
Shares sold	82,963	38,603
Shares issued from reinvestments	462	227
Shares redeemed	(961)	(939)
Net increase (decrease)	82,464	37,891

Year Ended 12/31/15:	Tax-Free	Tax-Free
Class A	Fund for MT	Fund for ND
Shares sold	773,196	280,636
Shares issued from reinvestments	124,857	49,418
Shares redeemed	(743,667)	(291,327)
Net increase (decrease)	154,386	38,727

*	Class I operations commenced on August 1, 2016.

NOTE 6: Income Tax Information

At December 30, 2016, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Investments at cost	$73,758,641	$24,531,462
Unrealized appreciation	$1,991,152	$969,531
Unrealized depreciation	(722,297)	(67,858)
Net unrealized appreciation (depreciation)*	$1,268,855	$901,673

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year	Year	Year	Year
	Ended 12/30/16	Ended 12/31/15	Ended 12/30/16	Ended 12/31/15
Tax-exempt income	$1,995,115	$1,953,771	$673,836	$663,307

As of December 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Accumulated capital and other (losses)	($2,447,126)	($909,334)
Unrealized appreciation/(depreciation)*	1,268,855	901,673
Total accumulated earnings/(deficit)	($1,178,271)	($7,661)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 30, 2016, certain differences were reclassified in the Tax-Free Fund for MT and Tax-Free Fund for ND as follows: accumulated realized losses to paid in capital of $72,824 and $44,995, respectively, for capital loss carryforward expiration; and accumulated net investment income to accumulated realized gains (losses) of $173 due to market discount on the sale of bonds in the Tax-Free Fund for MT.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 30, 2016 are as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Expires in 2018	$106,551	$75,200
Non-expiring short-term losses	$1,277,153	$541,942
Non-expiring long-term losses	$1,063,422	$292,192
Total Capital Loss Carryforwards	$2,447,126	$909,334

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.50% of each Fund’s average daily net assets. VFM has contractually agreed to pay all the expenses of the Funds (other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions, and acquired fund fees and expenses) until April 29, 2017 for Class A and April 29, 2018 for Class I so that the net annual operating expenses do not exceed 0.98% and 0.73%, respectively. After these dates, the expense limitations may be terminated or revised. There are no recoupment provisions in place for waived/reimbursed fees. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 12/30/16		Payable 12/30/16
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Tax-Free Fund for MT	$305,522	$73,812	$25,085
Tax-Free Fund for ND	$95,674	$37,451	$7,067

*After waivers.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Class A shares currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/30/16				Payable 12/30/16
	Sales		Distribution	Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Fees Waived	Charges	CDSC	Fees*
Tax-Free Fund for MT – A	$285,144	$993	$171,132	$18,108	$568	$0	$16,037
Tax-Free Fund for ND – A	$55,943	$0	$57,074	$9,193	$52	$0	$5,312

*After waivers.

IFS acts as the Funds’ transfer agent for a monthly variable fee equal to 0.14% through October 31, 2016 and 0.12% starting November 1, 2016 of the average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations. IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds’ average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/30/16				Payable 12/30/16
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Tax-Free Fund for MT	$90,183	$20,647	$108,730	$26,450	$8,397	$9,346
Tax-Free Fund for ND	$30,459	$11,048	$47,284	$18,958	$2,959	$3,945
* After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. The Funds may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its specific state or U.S. territories and possessions.

Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund’s portfolio, the greater its interest rate risk.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

VIKING TAX-FREE FUND FOR MONTANA CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$10.23	$9.83	$10.50	$10.32

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.29	$0.29	$0.28	$0.32
Net realized and unrealized gain (loss) on investments[3]	(0.31)	0.03	0.40	(0.67)	0.18
Total from investment operations	$(0.04)	$0.32	$0.69	$(0.39)	$0.50

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.29)	$(0.29)	$(0.28)	$(0.32)
Total distributions	$(0.27)	$(0.29)	$(0.29)	$(0.28)	$(0.32)

NET ASSET VALUE, END OF PERIOD	$9.95	$10.26	$10.23	$9.83	$10.50

Total Return (excludes any applicable sales charge)	(0.43%)	3.21%	7.08%	(3.80%)	4.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$75,870	$69,811	$68,064	$69,452	$78,934
Ratio of expenses to average net assets after waivers[1,2]	0.98%	0.98%	0.98%	0.98%	0.97%
Ratio of expenses to average net assets before waivers[2]	1.16%	1.15%	1.14%	1.15%	1.15%
Ratio of net investment income to average net assets[1,2]	2.63%	2.87%	2.86%	2.71%	3.07%
Portfolio turnover rate	16.58%	11.91%	13.20%	32.66%	5.79%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR MONTANA CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
8/1/16+ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.41

Income (loss) from investment operations:
Net investment income (loss)	$0.12
Net realized and unrealized gain (loss) on investments[3]	(0.46)
Total from investment operations	$(0.34)

Less Distributions:
Dividends from net investment income	$(0.12)
Total distributions	$(0.12)

NET ASSET VALUE, END OF PERIOD	$9.95

Total Return (excludes any applicable sales charge)	(3.32%)^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$821
Ratio of expenses to average net assets after waivers[1,2]	0.73%*
Ratio of expenses to average net assets before waivers[2]	0.92%*
Ratio of net investment income to average net assets[1,2]	2.74%*
Portfolio turnover rate	16.58%^

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*	Annualized.

^	Not annualized.

+	Commenced operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.47	$10.39	$9.94	$10.62	$10.49

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.27	$0.28	$0.28	$0.34
Net realized and unrealized gain (loss) on investments[3]	(0.27)	0.08	0.45	(0.68)	0.13
Total from investment operations	$0.00	$0.35	$0.73	$(0.40)	$0.47

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.27)	$(0.28)	$(0.28)	$(0.34)
Total distributions	$(0.27)	$(0.27)	$(0.28)	$(0.28)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.47	$10.39	$9.94	$10.62

Total Return (excludes any applicable sales charge)	(0.08%)	3.43%	7.43%	(3.80%)	4.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,385	$26,045	$25,449	$24,140	$27,869
Ratio of expenses to average net assets after waivers[1,2]	0.98%	0.98%	0.98%	0.98%	0.97%
Ratio of expenses to average net assets before waivers[2]	1.27%	1.24%	1.23%	1.24%	1.24%
Ratio of net investment income to average net assets[1,2]	2.53%	2.62%	2.75%	2.73%	3.15%
Portfolio turnover rate	13.28%	19.05%	18.46%	37.28%	17.26%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
8/1/16+ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.65

Income (loss) from investment operations:
Net investment income (loss)	$0.12
Net realized and unrealized gain (loss) on investments[3]	(0.45)
Total from investment operations	$(0.33)

Less Distributions:
Dividends from net investment income	$(0.12)
Total distributions	$(0.12)

NET ASSET VALUE, END OF PERIOD	$10.20

Total Return (excludes any applicable sales charge)	(3.11%)^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$386
Ratio of expenses to average net assets after waivers[1,2]	0.73%*
Ratio of expenses to average net assets before waivers[2]	1.05%*
Ratio of net investment income to average net assets[1,2]	2.82%*
Portfolio turnover rate	13.28%^

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*	Annualized.

^	Not annualized.

+	Commenced operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Viking Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Mutual Funds, comprising Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (the “Funds”), as of December 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Viking Mutual Funds as of December 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2017

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending	Expenses
	Beginning	Account	Paid	Annualized
	Account	Value	During	Expense
	Value^	12/30/16	Period*	Ratio
Tax-Free Fund for MT
Actual - Class A	$1,000.00	$966.17	$4.82	0.98%
Actual - Class I	$1,000.00	$966.80	$2.97	0.73%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.17	$4.95	0.98%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,017.66	$3.05	0.73%
Tax-Free Fund for ND
Actual - Class A	$1,000.00	$967.31	$4.82	0.98%
Actual - Class I	$1,000.00	$968.90	$2.97	0.73%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.17	$4.95	0.98%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,017.66	$3.05	0.73%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days in the one-half year period, and divided by 366 days in the fiscal year (to reflect the one-half year period).

^	Beginning account value is 6/30/16 for Class A shares and 8/1/16 (inception date) for Class I shares.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC (“Viking” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, LLC (“IFD”), the Fund’s underwriter; and Integrity Fund Services, LLC (“IFS”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 31, 2016, the Board of Trustees, including a majority of the independent Trustees of the Funds, renewed the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Funds and Viking.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory Agreements. In determining whether it was appropriate to renew the Advisory Agreements, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund’s investment performance as compared to standardized industry performance data;

(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and Viking Mutual Funds. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds’ portfolio managers will continue to manage the Funds’ in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to twelve funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds’ future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2016, the risk for: (1) Viking Tax-Free Fund for North Dakota was above average for the 3, 5, and 10-year time periods. (2) Viking Tax-Free Fund for Montana was above average for the 5-year time period. It was average for the 3 and 10-year time periods.

As of July 31, 2016, the Fund return rating for: (1) Viking Tax-Free Fund for North Dakota was below average for the 3-year time period, it was average for the 5 and 10-year time periods; (2) Viking Tax-Free Fund for Montana was average for the 3, 5 and 10-year time periods.

As of July 31, 2016, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota for the 1, 3, 5 and 10-year periods were below its index. The returns were above its median classification for the 1, 3, 5 and 10-year periods; (2) Viking Tax-Free Fund for Montana returns for the 1, 3, 5 and 10-year periods were below its index. The returns were above its median classification for the 1, 3, 5, and 10-year periods.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: A comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 0.98% was comparable to or above the average expense ratio of other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Potential Conflicts of Interest –Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Monte Avery, and Josh Larson (the “Portfolio Manager” of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 6% by Corridor of the employees gross pay.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9.8% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.01% to 2.02%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the five series of The Integrity Funds, and the five series of Integrity Managed Portfolios. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to present), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Viking Mutual Funds (1999 to present), Integrity Fund of Funds, Inc. (2009 to 2012), The Integrity Funds (2009 to present), and Integrity Managed Portfolios (2009 to present)

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes—	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,800 for the year ended December 30, 2016 and $16,300 for the year ended December 31, 2015.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 30, 2016 and $0 for the year ended December 31, 2015.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 for the year ended December 30, 2016 and $5,000 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 8, 2017

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 8, 2017